[Flag Investors logo omitted]

                                  INTERNATIONAL
                                   EQUITY FUND

                               Semi-Annual Report
                                 April 30, 2000

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

TABLE OF CONTENTS

              REPORT HIGHLIGHTS ..................................   1
              PERFORMANCE ........................................   2
              LETTER TO SHAREHOLDERS .............................   4

              FLAG INVESTORS INTERNATIONAL EQUITY FUND
                 Statement of Assets and Liabilities .............  13
                 Statement of Operations .........................  14
                 Statements of Changes in Net Assets .............  15
                 Financial Highlights ............................  16
                 Notes to Financial Statements ...................  20

              INTERNATIONAL EQUITY PORTFOLIO

                Statement of Net Assets ..........................  24
                Statement of Assets and Liabilities ..............  33
                Statement of Operations ..........................  34
                Statements of Changes in Net Assets ..............  35
                Financial Highlights .............................  36
                Notes to Financial Statements ....................  38

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o The Fund's Class A Shares produced a total return of -13.49% (excluding sales charges) for the six months ended April 30, 2000, underperforming the MSCI EAFE Index return of 6.72% for the same time period.

o EAFE markets closely tracked the performance of U.S. stocks during the semi-annual period, although, as in the U.S., market volatility persisted. Fears that Year 2000 disruptions would adversely affect global equity markets were dispelled in the closing months of 1999, as an impressive rally took many world markets to all-time highs. In the closing weeks of the period, volatility not seen since the emerging market crises of 1998 struck most equity markets based on the concern that valuations for technology, media and telecommunications (TMT) stocks had become unreasonable.

o The Fund experienced two major changes during the six month period. First, the portfolio management team headed by Michael Levy and Robert Reiner assumed responsibility for this Fund on February 29, 2000, and began changing the structure of the portfolio at that time. Second, just as the team completed the process of restructuring the portfolio, the EAFE markets were hit by extreme volatility. For the month of April 2000, the MSCI EAFE Index was down 5.26%.

o We expect low inflation and global economic growth to spur the world's equity markets higher from current levels, especially in Europe.

PERFORMANCE
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment(1)
November 18, 1986 - April 30, 2000

[line graph omitted]
plot points as follows:

         Flag Investor     MSCI
Nov-86       10000        10000
Oct-87       10215        12621
Oct-88       11871        15800
Oct-89       13919        17086
Oct-90       12996        14896
Oct-91       12586        15931
Oct-92       10850        13826
Oct-93       15541        19004
Oct-94       17740        20923
Oct-95       16091        20845
Oct-96       18044        23028
Oct-97       21198        24094
Oct-98       22311        26418
Oct-99       27554        32502
Apr-00       23836        34685

----------------

(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividends and capital gain distributions and include the Fund's 5.50% maximum sales charge. During the period the Fund waived certain fees and expenses. The Morgan Stanley Capital International Europe, Australia, Far East(R) (MSCI EAFE) Index is an unmanaged index that is widely recognized as an indicator of general international equity performance.

--------------------------------------------------------------------------------

                                           CUMULATIVE                                  AVERAGE ANNUAL
                                          TOTAL RETURNS                                 TOTAL RETURNS

   Periods ended         Past 6  Past 1  Past 3  Past 5  Past 10      Since  Past 1  Past 3  Past 5  Past 10      Since
   April 30, 2000        months    year   years   years    years  inception    year   years   years    years  inception
---------------------------------------------------------------------------------------------------------------------------
 Flag Investors
  International Equity
  Class A Shares(1)
  (inception 11/18/86)   -13.49%  -6.83%  23.79%  53.08%   69.08%    152.23%  -6.83%   7.37%   8.89%    5.39%      7.12%
---------------------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)
  (inception 11/30/86)     6.72%  13.89%  48.30%  63.74%  134.20%    246.85%  13.89%  14.04%  10.36%    8.88%      9.71%
---------------------------------------------------------------------------------------------------------------------------
 Lipper International
  Equity Average(3)
  (inception 11/30/86)    14.14%  24.76%  55.50%  89.14%  171.23%    311.54%  24.76%  15.38%  13.16%   10.21%     10.81%
---------------------------------------------------------------------------------------------------------------------------

                            CUMULATIVE TOTAL RETURNS
 Periods ended April 30, 2000                                    Since inception
--------------------------------------------------------------------------------
 Flag Investors International Equity Class B and Class C Shares(1)
  (inception 2/29/00)                                                 -12.51%
--------------------------------------------------------------------------------
 MSCI EAFE Index(2) (inception 2/29/00)                                -1.59%
--------------------------------------------------------------------------------
 Lipper International Equity Average(3) (inception 2/29/00)            -5.56%
-------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividends and capital gain distributions and do not include the Fund's 5.5% maximum sales charge. Returns would have been lower during the period if certain fees and expenses had not been waived by the Fund.
(2) The MSCI EAFE Index of major markets in Europe, Australia and the Far East is an unmanaged index used to portray international stock performance.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present you with this newly-designed, semi-annual report for the Flag Investors International Equity Fund (formerly the Flag Investors International Fund), providing a more detailed review of the markets, the Portfolio, and our outlook -- all in an easier-to-read format. Of course, we continue to include a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

FUND PERFORMANCE
     For the first half of the fiscal year, the Fund underperformed its benchmark. The Fund's Class A shares produced a return of -13.49% (excluding sales charges) for the six months ended April 30, 2000, as compared to 6.72% for the MSCI EAFE Index. The Fund's Class B and Class C shares have an inception date of February 29, 2000 and thus have not been in operation for a full six months.

     The Fund experienced two major changes during the six month period. First, as indicated in the last report to shareholders, the Deutsche Asset Management portfolio management team assumed responsibility for this Fund on February 29, 2000, and began changing the structure of the portfolio at that time. Second, just as the team completed the process of restructuring the portfolio, the EAFE markets were hit by extreme volatility. For the month of April 2000, the MSCI EAFE Index was down 5.26%. Still, based on management activity during the semi-annual period, we believe the Fund's portfolio is currently well-positioned to benefit from a positive outlook for the world's equity markets.

     SINCE  WE  BEGAN   MANAGING  THE  FUND,  WE  MAINTAINED  A  PREFERENCE  FOR
CONTINENTAL EUROPEAN EQUITIES, BUT WE LIMITED EXPOSURE THERE TO GAIN ACCESS TO EXCITING OPPORTUNITIES IN OTHER REGIONS AROUND THE WORLD.

   o Although underweight in Japan relative to the benchmark, the Fund's exposure to this market remained relatively stable during the semi-annual period.
   o We added to positions in emerging markets, as domestic recovery progressed and export demand improved.

   o Canada provided excellent investment opportunities in the technology, media, and telecommunications sectors.

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     WHILE  THE FUND IS  OVERWEIGHT  IN THE  TECHNOLOGY  AND  TELECOMMUNICATIONS
SECTORS, WE DID TAKE THE OPPORTUNITY TO TAKE PROFITS IN SEVERAL HOLDINGS, AS VALUATIONS SURGED DURING THE FIRST QUARTER OF 2000.
   o In the information technology sub-sector, we purchased European software companies Business Objects and Logica, Indian software firms NIIT and Satyam Computer, Finnish information system developer Tietoenator, and Canadian contract manufacturer Celestica. We also added Japanese electronic components firm Kyocera and electric products company Toshiba to the portfolio.
   o We  trimmed  positions  in  certain  communications   equipment  providers,
     semiconductor   firms,   diversified   electronics    manufacturers,    and
     Internet-related and software companies.
   o In Asia ex-Japan, we continued to favor the top semiconductor firms. We added Portfolio exposure to Samsung Electronics and United Microelectronics and established positions in flash memory firm Macronix and semiconductor test and assembly company Malaysian Pacific Industries.
   o On  the  back  of   Internet   and   mobile   telecommunications   spin-off
     announcements, many of the European telecommunications stocks became much more expensive than their U.S. peers. However, we added or topped up attractively valued telecommunications operators like Cable & Wireless, KPN and NTT.

     THE CONVERGENCE OF MEDIA WITH TECHNOLOGY AND COMMUNICATIONS HAS CREATED NEW MARKETS AND NEW OPPORTUNITIES. WE FOCUSED THE FUND'S MEDIA EXPOSURE ON VALUABLE CONTENT AND DISTRIBUTION PROVIDERS.
   o Media stocks globally were boosted by the AOL-Time Warner merger deal, which highlighted the importance of content as well as distribution capability.
   o We found new opportunities in French television channel TF1, international media group News Corp., newspaper monopoly Singapore Press Holdings, and cable holding company United Globalcom.

     DESPITE THE HIGHER INTEREST RATE ENVIRONMENT, WE ADDED TO THE PORTFOLIO'S EUROPEAN BANKS, SINCE WE FEEL THAT EUROPEAN RATES DO NOT HAVE TO RISE AS MUCH AS U.S. RATES AND THAT BANKS WILL LIKELY BE BENEFICIARIES OF EUROPE'S ECONOMIC ACCELERATION.
   o We favored retail-oriented banks like Spain's BSCH, Royal Bank of Scotland, and Hungary's OTP Bank.
   o We added to positions in France's BNP Paribas, Bank of Ireland, and the UK's Barclays when the market severely de-rated anything not in the TMT sectors.
   o Germany's proposals to eliminate the capital gains tax on cross-held shares is very positive for financials with large investment portfolios. We bought insurance company Munich Re on the back of the proposed tax reform because of the potential for shareholder value to be unlocked.

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LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

     WE TURNED SIGNIFICANTLY MORE CAUTIOUS ON THE PROSPECTS FOR MATERIAL COMPANIES, LEADING US TO AN UNDERWEIGHTED POSITION IN THE SECTOR.
   o Such a position is based on recent data showing a peaking in Organization for Economic Cooperation and Development (OECD) leading indicators that suggest global economic growth may be nearing a top.
   o On the other hand, we increased the portfolio's overweighting in the oil sector, given favorable supply-demand dynamics. We added to holdings in BP Amoco, Shell, and ENI.

     EMERGING  MARKET STOCKS WERE  ACTIVELY  PURCHASED  DURING THE PERIOD.
   o In India, we purchased long distance operator VSNL.
   o We   increased   our   weighting   in  Latin   America   with   undervalued
     telecommunications firms Embratel and Telenorte Leste and with Televisa, the world's largest Spanish language broadcaster.
   o We  added   cellular  firms  Mobinil  and  Partner  in  Egypt  and  Israel, respectively.
   o In Turkey, we purchased Yapi Kredi Bank and Dogan Holdings.

INVESTMENT ENVIRONMENT

     EAFE MARKETS CLOSELY TRACKED THE PERFORMANCE OF U.S. STOCKS DURING THE SEMI-ANNUAL PERIOD, AS THE BENEFITS OF SYNCHRONIZED GLOBAL ECONOMIC EXPANSION CONTINUED TO SPREAD. STILL, AS IN THE U.S., MARKET VOLATILITY PERSISTED.
   o Fears that Year 2000 disruptions would adversely affect global equity markets were dispelled in the closing months of 1999, as an impressive rally took many world markets to all-time highs. Inflation and interest rate concerns persisted but were offset to a large degree by strong earnings growth.
   o In the closing weeks of the semi-annual period, volatility not seen since the emerging market crises of 1998 struck most equity markets based on the concern that valuations for technology, media and telecommunications (TMT) stocks had become unreasonable.
   o Recommendations by U.S. market strategists to lower equity exposure amid rising domestic interest rates led to a short-term spillover effect for international markets.
   o Central banks moved to raise interest rates in order to quell rising inflation in the U.S. and the U.K. and to support a weakening currency in the Eurozone.

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EUROPE

     EUROPE OVERALL OUTPERFORMED ALL DEVELOPED MARKET REGIONS, POSTING AN 8.5% RETURN IN U.S. DOLLAR TERMS FOR THE PERIOD.
   o As clearer signs of accelerating growth became evident, investors sought to purchase attractively valued cyclical stocks and fast growing TMT securities.
   o The two markets with the highest degree of telecommunications equipment and infrastructure exposure relative to market capitalization -- Finland and Sweden -- soared 81.4% and 53.1%, respectively, as web-enabled mobile telephony captured investor interest.
   o Despite a series of interest rate hikes by the European Central Bank, the Euro touched an all-time low, as foreign investors sought dollar exposure after exceptionally strong U.S. economic reports.

     GERMANY LED THE LARGER EUROPEAN MARKETS WITH A 15.5% IMPROVEMENT IN U.S. DOLLAR TERMS, REFLECTING POSITIVE MARKET RESPONSES TO PROPOSED CAPITAL GAINS TAX CUTS AND IMPROVING ECONOMIC FUNDAMENTALS.
   o France followed closely behind Germany, rising 14.6%, as corporate earnings estimates continued to be revised upwards.
   o The United Kingdom fell 3.1% for the period amid fears that higher interest rates would constrain earnings growth. o Performance in Europe's smaller markets was mixed.
     -- In  many  cases,   domestic   investment   managers  continued  to  seek
        diversification through the purchase of other Eurozone equities, funding such purchases through the sale of domestic securities.
     -- Southern European markets, spurred on by attractive valuations, fared well, with Italy gaining 9.6%, Spain, 8.1% and Portugal, 4.0%. Other small markets generally fared poorly, with Switzerland and Austria down 7.8% and 13.3%, respectively, and Ireland and Belgium declining 8.0% and 21.0%, respectively.

ASIA

     JAPAN MANAGED A POSITIVE, THOUGH SUBDUED, 3.4% PERFORMANCE IN U.S. DOLLAR TERMS FOR THE SEMI-ANNUAL PERIOD, AS NEWS THAT ITS ECONOMY HAD FALLEN BACK INTO RECESSION WEIGHED ON INVESTOR SENTIMENT.
   o Volatility buffeted the market, as speculation grew that maturing postal savings accounts would find their way into the equity markets. Also, evidence of an organized "price keeping operation" to prop up the market and to strengthen the yen upon the close of the March 31 fiscal year created doubt for foreign investors regarding domestic investor support for the market.

--------------------------------------------------------------------------------

   o Much of the excitement generated by restructuring announcements and positive economic indicators since the autumn of 1998 was replaced with skepticism. Indeed, last year's rebound in the Japanese equity market may have resulted in complacency by institutions who found that they could be rewarded for announcing restructuring plans rather than actually following through on those plans.
   o After a strong run fueled by merger announcements, bank stocks declined by more than 27% during the semi-annual period, as investors doubted that these previously announced mergers would create value.
   o Telecommunications and technology stocks tracked the performance of their global counterparts, rising during the first half of the semi-annual period and declining in the second. Despite very strong growth numbers, investors questioned whether valuations had become noticeably stretched.

     ASIA EX-JAPAN MARKETS GAINED 7.2% IN U.S. DOLLAR TERMS DURING THE FUND'S SEMI-ANNUAL PERIOD.
   o Within the six months, Asia ex-Japan markets surged with a NASDAQ-inspired, liquidity-driven rally at the close of 1999, only to succumb to market weakness toward the end of the period based on interest rate nervousness and in spite of strong macroeconomic and corporate profit data.
   o Several markets recorded double-digit gains for the semi-annual period, including Malaysia, India, Taiwan and Hong Kong.
     -- These better  performing  markets were those with technical support from anticipated higher MSCI Index weightings, including Malaysia and Taiwan -- and/or those with greater Index exposure to high growth sectors, including Hong Kong and Taiwan.
     -- Despite  China's  threats of war,  Taiwan  elected the  pro-independence party candidate as its President, ending the KMT party's rule of more than 50 years. Its market reacted positively.
   o The smaller markets, like Indonesia, the Philippines and Thailand, posted losses.
   o South Korea's Kospi Index was a disappointment, falling 17.2% during the semi-annual period, despite high earnings growth and inexpensive valuations. Selling pressure had emanated from local investment trusts facing redemptions and domestic retail investors fretting about the economy being too strong and about the financial viability of several investment trust companies.
   o Deflationary pressure appeared to be ending in China, and private consumption in major cities rebounded faster than expected.

OTHER MARKETS

     Emerging markets, benefiting from higher global economic growth, rose 13.9% in U.S. dollar terms. The emerging markets overall outperformed the EAFE markets for the semi-annual period, as the risk premium for many emerging market regions

--------------------------------------------------------------------------------

has been declining due to improved economic and political outlooks.

     LATIN AMERICAN MARKETS PERFORMED STRONGLY, GAINING 22.9% IN U.S. DOLLAR TERMS. LED BY BRAZIL'S SHARP RISE, ALL OF THE REGION'S MARKETS, WITH THE EXCEPTION OF VENEZUELA, DELIVERED POSITIVE GAINS.
   o Although much feared, Y2K turned out to be a non-event for Latin American economies and companies.
   o Brazil advanced 34.4% on the back of a series of good news on the inflation, interest rate, fiscal surplus, and growth fronts. Additionally, the long awaited Fiscal Responsibility Law was passed, and a minority shareholders' rights bill is under discussion.
   o Mexico gained 21.0%, reflecting the booming domestic economy, firmer oil prices, robust exports to the U.S., and Mexico's newly awarded investment grade status.

     EMERGING EUROPE CHALKED UP AN IMPRESSIVE 24.5% JUMP, DESPITE PROFIT TAKING IN GREECE.
   o Turkey and Russia each surged over 120%. Investors cheered Turkey's International Monetary Fund agreement and its credible fiscal/inflation program. Russia benefited from high oil prices and reduced political risk following favorable parliamentary elections, Yeltsin's surprise resignation, and Vladimir Putin winning the Presidential election.
   o Elsewhere, improvement in the peace process and a series of interest rate cuts propelled Israel's equity market higher by 49.7%.

LOOKING AHEAD

     WE MAINTAIN OUR BELIEF THAT LOW INFLATION AND GLOBAL ECONOMIC GROWTH WILL SPUR THE WORLD'S EQUITY MARKETS HIGHER FROM CURRENT LEVELS. Europe is benefiting from accelerating earnings growth, buoyed by the weak Euro, and from valuations that remain attractive relative to other regions.

     WE ARE DOUBTFUL THAT THE JAPANESE ECONOMY HAS REACHED A STAGE OF SUSTAINABLE RECOVERY DESPITE ONGOING FISCAL STIMULUS SPENDING, AND WE QUESTION THE EXTENT AND PACE OF CORPORATE RESTRUCTURING, WHICH APPEARS TO HAVE SLOWED IN RECENT MONTHS.
   o Questions also remain as to whether market transparency is being hindered by government intercession. Insurers and corporations, who have been net sellers for most of the past five years for liquidity reasons, bought domestic shares in record volume during the last week of the nation's fiscal year in March, presumably to prop up the market.
   o Foreigners, who have been the predominant buyers of Japanese equities for most of the past year or so, became net sellers. Unless Japanese domestic investors can be convinced that equities are attractive, it is difficult to see what will take the market higher.
   o We do believe that there are good stocks to be found in Japan, but they remain within only a few key sectors that are not dependent on the weak domestic economy.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     ASIA EX-JAPAN AND EMERGING MARKETS OVERALL WILL LIKELY REMAIN CAPTIVE TO U.S. STOCK MARKET VOLATILITY.
   o If the NASDAQ Composite stabilizes, the positive macroeconomic and corporate fundamentals of Asia and the emerging markets could reassert themselves. These positives include corporate streamlining and deleveraging, which have continued at a rapid pace.
   o We are neutral in our view of the developed Asian equity markets, namely Australia and Hong Kong, as these markets are more directly affected by the global tightening of interest rates, while the emerging Asian markets show relatively stronger earnings prospects.
   o Emerging Europe should, in our view, be the most resilient emerging market region, given its gearing to strong continental European economies and its lower exposure to the TMT sectors.
   o Latin America is, in our view, the most sensitive region in terms of U.S. interest rate tightening and a U.S. hard-landing economic scenario. Still, economic data within the region continues to be encouraging.

     AT A TIME OF HIGH MARKET VOLATILITY, IT IS WORTHWHILE TO REITERATE THE PRECEPT THAT EQUITY INVESTING AT HOME AND ABROAD IS A LONG-TERM ENDEAVOR THAT SHOULD NOT BE MEASURED IN SHORT-TERM TIME FRAMES.
   o Double-digit corrections have historically helped to consolidate and prepare markets for higher long-term moves.
   o The current low inflation global economic environment is supportive for heightened corporate earnings growth.

     We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation. We appreciate your ongoing support of Flag Investors International Equity Fund, and we look forward to continuing to serve your investment needs for many years ahead.

             /S/SIGNATURES Michael Levy, Robert Reiner, Julie Wang

                   Michael Levy, Robert Reiner and Julie Wang

            Portfolio Managers of the INTERNATIONAL EQUITY PORTFOLIO
                                 April 30, 2000

TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                               Percentages are
                                                                 based on the
                                                               market value of
                                                              Total Investments
Company                                                       in the Portfolio
--------------------------------------------------------------------------------
 1.   VODAFONE AIRTOUCH PLC                                              2.77%
      The largest cellular telecommunications company in the world.
 2.   TOTAL FINA SA                                                      2.45%
      The company is a leading oil and gas supplier.
 3.   NOKIA OYJ                                                          2.27%
      Supplies  telecommunications  systems and  equipment.  Including mobile  phones and  accessories,  computer  monitors and network terminals.
 4.   CANAL PLUS                                                         1.91%
      The  company  owns and  operates  pay  television  channels  and produces content for television and film.
 5.   ERICSSON LM                                                        1.89%
      The company is the world-leading supplier of equipment for telecommunications systems and related terminals.
 6.   PHILIPS ELECTRONICS NV                                             1.80%
      Maker of consumer electronic and electrical household durables.
 7.   RECKITT & COLEMAN PLC                                              1.72%
      The company creates and distributes household products, food and pharmaceutical products.
 8.   SHELL TRANSPORT & TRADING CO. PLC                                  1.71%
      Shell predominantly  provides oil and gas as well as exploration for oil and gas.
 9.   TAKEDA CHEMICAL INDUSTRIES LTD.                                    1.65%
      Takeda manufactures prescription pharmaceuticals.
10.   STMICROELECTRONICS NV                                              1.64%
      The  company   designs,   develops  and  markets   semiconductor
      integrated circuits and devices for telecommunications, consumer and automotive products.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION
     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

     The SEC standardized total return figures include the impact of the maximum 5.50% initial sales charge for Class A Shares and the contingent deferred sales charge applicable to the specified time period for Class B and Class C Shares.The contingent deferred sales charge for Class B declines over time from a maximum of 5% to 0% after six years. A 1% contingent deferred sales charge applies to redemptions of Class C Shares within one year after purchase. Returns would be higher for investors who qualified for a lower initial sales charge.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------
  Periods Ended  4/30/00                1 Year      5 Years    10 Years    Since Inception
--------------------------------------------------------------------------------------------
  Class A Shares (inception 11/18/86)   (11.96)%      7.66%      4.80%          6.67%
--------------------------------------------------------------------------------------------
  Class B Shares (inception 2/29/00)        --%         --%        --%        (16.88)%
--------------------------------------------------------------------------------------------
  Class C Shares (inception 2/29/00)        --%         --%        --%        (12.51)%
--------------------------------------------------------------------------------------------

     Past performance is not indicative of future results. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed.

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

     These  figures   assume   reinvestment   of  dividends  and  capital  gains
distributions. Returns would have been lower during the specified period if certain fees and expenses had not been waived.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
                                                                 For the Six
                                                                 Months Ended
                                                                   April 30,
--------------------------------------------------------------------------------
                                                                     2000
Assets
   Investments in International Equity Portfolio, at Value ....  $14,905,539
   Receivable for Shares of Beneficial Interest Subscribed ....       50,000
   Due from Bankers Trust .....................................        8,605
   Prepaid Expenses and Other .................................       35,563
                                                                 -----------
Total Assets ..................................................   14,999,707
                                                                 -----------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed .........      114,515
   Accrued Expenses and Other .................................       46,202
                                                                 -----------
Total Liabilities .............................................      160,717
                                                                 -----------
Net Assets ....................................................  $14,838,990
                                                                 ===========
Composition of Net Assets
   Paid in Capital ............................................  $16,818,540
   Distributions in Excess of Net Investment Income ...........     (757,548)
   Accumulated Net Realized Gain from Investment ..............    1,008,485
   Net Unrealized Depreciation on Investment ..................   (2,230,487)
                                                                 -----------
Net Assets ....................................................  $14,838,990
                                                                 ===========
Net Asset Value Per Share
   (net assets divided by shares outstanding)
   Class A(1) .................................................       $14.84
                                                                      ======
   Class B(2) .................................................       $14.87
                                                                      ======
   Class C(3) .................................................       $14.83
                                                                      ======

-----------
(1) Net Asset Value per share (based on net assets of $13,723,031 and 924,719 shares of beneficial interest outstanding and .001 par value, unlimited number of shares of beneficial interest authorized).
(2) Net Asset Value per share (based on net assets of $440,733 and 29,649 shares of beneficial interest outstanding and .001 par value, unlimited number of shares of beneficial interest authorized).
(3) Net Asset Value per share (based on net assets of $675,226 and 45,529 shares of beneficial interest outstanding and .001 par value, unlimited number of shares of beneficial interest authorized).

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
(UNAUDITED)
                                                                    For the Six
                                                                   Months Ended
                                                                     April 30,
--------------------------------------------------------------------------------
                                                                        2000
Investment Income
   Income Allocated from International Equity Portfolio, net .....  $    21,206
   Dividends .....................................................       63,698
   Interest ......................................................       16,234
     Less: Foreign Dividend Taxes Withheld .......................       (7,717)
                                                                    -----------
        Total Income .............................................       93,421
                                                                    -----------
Expenses
   Professional Fees .............................................       69,598
   Investment Advisory Fee .......................................       32,687
   Printing and Postage ..........................................       22,315
   Distribution Fees
     Class A .....................................................       16,949
     Class B .....................................................          490
     Class C .....................................................          833
   Accounting Fee ................................................       16,006
   Registration Fees .............................................        8,726
   Administration and Services Fees ..............................        7,617
   Custodian Fee .................................................        4,511
   Transfer Agent Fee ............................................          861
   Directors' Fee ................................................          460
   Miscellaneous .................................................        3,518
                                                                    -----------
Total Expenses ...................................................      184,571
Less: Fee Waivers or Expenses Reimbursed .........................      (76,323)
                                                                    -----------
Net Expenses .....................................................      108,248
                                                                    -----------
Expenses in Excess of Net Investment Income ......................      (14,827)
                                                                    -----------
Realized and Unrealized Gain (Loss) on Investments:
   Net Realized Gain from Investment Transactions ................    2,985,449
   Net Realized Gain from Foreign Currency Related Transactions ..       82,254
   Change in Unrealized Appreciation/Depreciation of Investments .   (5,459,100)
   Change in Unrealized Appreciation/Depreciation on Translation of
     Assets and Liabilities Denominated in Foreign Currencies ....          373
                                                                    -----------
Net Realized and Unrealized Loss on Investments ..................   (2,391,024)
                                                                    -----------
Net Decrease in Net Assets from Operations .......................  $(2,405,851)
                                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                       For the Six     For the
                                                      Months Ended   Year Ended
                                                        April 30,    October 31,
--------------------------------------------------------------------------------
                                                          2000(1)         1999
Increase/(decrease) in Net Assets:
Operations:
   Net (Expenses in Excess of) investment income ...  $   (14,827) $     94,771
   Net realized gain from security transactions
      and foreign exchange transactions ............    3,067,703     1,474,566
   Change in unrealized appreciation/(depreciation)
      of investments ...............................   (5,459,100)    1,077,700
   Change in unrealized appreciation/(depreciation)
      on translation of assets and liabilities
      denominated in foreign currencies ............          373        (3,657)
                                                      -----------  ------------
   Net increase/(decrease) in net assets resulting
      from operations ..............................   (2,405,851)    2,643,380
                                                      -----------  ------------
Dividends to Shareholders from:
   Net investment income and short-term gains ......   (2,356,503)      (48,602)
                                                      -----------  ------------
   Total distributions .............................   (2,356,503)      (48,602)
                                                      -----------  ------------
Capital Share Transactions:
   Proceeds from sale of 444,634 and 482,274
      shares, respectively .........................    8,247,140     9,655,136
   Value of 118,387 and 2,257 shares issued in
      reinvestment of dividends, respectively ......    2,098,197        40,630
   Cost of 224,156 and 542,832 shares
      repurchased, respectively ....................   (4,514,737)  (10,706,756)
                                                      -----------  ------------
   Total increase/(decrease) in net assets derived
      from capital share transactions ..............    5,830,600    (1,010,990)
                                                      -----------  ------------
   Total increase in net assets ....................    1,068,246     1,583,788
Net Assets:
   Beginning of period .............................   13,770,744    12,186,956
                                                      -----------  ------------
   End of period (including undistributed net
      investment income of $94,599 for the year
      ended October 31, 1999) ......................  $14,838,990  $ 13,770,744
                                                      ===========  =============

-----------
(1) Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS CLASS A
                                                                   For the Six
                                                                  Months Ended
                                                                    April 30,
--------------------------------------------------------------------------------
                                                                     2000(1)
Per Share Operating Performance:
   Net Asset Value, Beginning of Period ...........................  $ 20.83
                                                                     -------
Income from Investment Operations:
   Net Investment Income ..........................................     0.79
   Net Realized and Unrealized Gain (Loss) on Investments(2) ......    (3.09
                                                                     -------
   Total from Investment Operations ...............................    (2.30)
                                                                     -------
Distributions to Shareholders
   Net Investment Income and Short TermGains ......................    (0.94)
   Net Realized Gains .............................................    (2.75)
                                                                     -------
   Total Distributions ............................................    (3.69)
                                                                     -------
   Net Asset Value, End of Period .................................  $ 14.84
                                                                     =======
Total Investment Return(3) ........................................   (13.49)%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) .......................  $13,723
   Ratios to Average Daily Net Assets:
   Expenses(4) ....................................................     1.50%(7)
   Net Investment (Expenses in Excess of) Income(5) ...............     0.17%(7)
   Portfolio turnover rate(6) .....................................       --%

------------
(1) Unaudited.
(2) The years ended October 31, 1999, 1998, 1997, 1996 and 1995 include net realized currency gain/(loss).
(3) Total return  excludes the effect of sales charge.
(4) Without  the waiver of advisory  fees and  reimbursement  of expenses  (Note
    2),the ratio of expenses to average daily net assets would have been 1.91% (annualized), 3.10%, 2.78%, 2.24%, 2.30% and 2.17% for the six months ended April 30, 2000 and the years ended October 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(5) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of net investment income to average daily net assets would have been (0.24)% (annualized), (0.84)%, (0.67)%, 0.44%, 1.10% and 0.02% for the
    six months ended April 30, 2000 and the years ended October 31, 1999, 1998, 1997, 1996, and 1995, respectively.
(6) Beginning on February 29, 2000 the Flag Investors International Equity Fund became a feeder of the Deutsche International Equity Portfolio. Effective February, 2000 portfolio turnover rate is not applicable to the Flag Investors International Equity Class A Shares.
(7) Annualized.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


                                                                                 For the Years Ended October 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                 1999         1998           1997         1996          1995

Per Share Operating Performance:
   Net Asset Value, Beginning of Period .....................  $ 16.94      $ 16.36        $ 14.20       $ 12.69       $ 13.97
                                                               -------      -------        -------       -------       -------
Income from Investment Operations:
   Net Investment Income ....................................     0.48         0.08           0.11          0.26          0.09
   Net Realized and Unrealized Gain (Loss) on Investments(2)      3.48         0.76           2.34          1.28         (1.37)
                                                               -------      -------        -------       -------       -------
   Total from Investment Operations .........................     3.96         0.84           2.45          1.54         (1.28)
                                                               -------      -------        -------       -------       -------
Distributions to Shareholders
   Net Investment Income and Short Term Gains ...............    (0.07)       (0.10)         (0.18)        (0.03)           --
   Net Realized Gains .......................................       --        (0.16)         (0.11)           --            --
                                                               -------      -------        -------       -------       -------
   Total Distributions ......................................    (0.07)       (0.26)         (0.29)        (0.03)           --
                                                               -------      -------        -------       -------       -------
   Net Asset Value, End of Period ...........................  $ 20.83      $ 16.94        $ 16.36       $ 14.20       $ 12.69
                                                               =======      =======        =======       =======       =======
Total Investment Return(3) ..................................     23.5%        5.25%         17.48%        12.13%        (9.16)%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) .................  $13,771      $12,187        $13,982       $12,930       $12,483
   Ratios to Average Daily Net Assets:
   Expenses(4) ..............................................     1.50%        1.50%          1.50%         1.50%         1.50%
   Net Investment (Expenses in Excess of) Income(5) .........     0.75%        0.62%          1.18%         1.91%         0.68%
   Portfolio turnover rate(6) ...............................       18%          27%            21%           13%           35%

------------

(1) Unaudited.
(2) The years ended October 31, 1999, 1998, 1997, 1996 and 1995 include net realized currency gain/(loss).
(3) Total return  excludes the effect of sales charge.
(4) Without  the waiver of advisory  fees and  reimbursement  of expenses  (Note
    2),the ratio of expenses to average daily net assets would have been 1.91% (annualized), 3.10%, 2.78%, 2.24%, 2.30% and 2.17% for the six months ended April 30, 2000 and the years ended October 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(5) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of net investment income to average daily net assets would have been (0.24)% (annualized), (0.84)%, (0.67)%, 0.44%, 1.10% and 0.02% for the
    six months ended April 30, 2000 and the years ended October 31, 1999, 1998, 1997, 1996, and 1995, respectively.
(6) Beginning on February 29, 2000 the Flag Investors International Equity Fund became a feeder of the Deutsche International Equity Portfolio. Effective February, 2000 portfolio turnover rate is not applicable to the Flag Investors International Equity Class A Shares.
(7) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS CLASS B
                                                               For the Period
                                                              February 29, 2000
                                                                 to April 30,
--------------------------------------------------------------------------------
                                                                   2000(1)
Per Share Operating Performance:
   Net Asset Value, Beginning of Period .........................  $16.95
Income from Investment Operations
   Expenses in Excess of Income .................................   (0.02)
   Net Realized and Unrealized Loss on Investments ..............   (2.06)
                                                                   ------
Total from Investment Operations ................................   (2.08)
                                                                   ------
Distributions to Shareholders
   Net Investment Income and Short Term Gains ...................      --
   Net Realized Gains ...........................................      --
                                                                   ------
Total Distributions .............................................      --
                                                                   ------
Net Asset Value, End of Period ..................................  $14.87
                                                                   ======
Total Investment Return(2) ......................................  (12.51)%(3)
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) .....................  $  441
   Ratios to Average Net Assets:
     Expenses ...................................................    2.25%(4,5)
     Expenses in Excess of Income ...............................   (0.11)%(4,6)

------------
(1) Unaudited.
(2) Total return excludes the effect of sales charge. (3) Total return since inception on February 29, 2000.
(4) Annualized.
(5) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of expenses to average daily net assets would have been 2.74% (annualized) for the six months ended April 30, 2000.
(6) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of net investment income to average daily net assets would have been (0.60)% (annualized) for the six months ended April 30, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS CLASS C
                                                              For the Period
                                                            February 29, 2000
                                                               to April 30,
--------------------------------------------------------------------------------
                                                                   2000(1)
Per Share Operating Performance:
Net Asset Value, Beginning of Period                               $16.95
Income from Investment Operations
   Expenses in Excess of Income                                     (0.02)
   Net Realized and Unrealized Loss on Investments                  (2.10)
                                                                   ------
Total from Investment Operations                                    (2.12)
                                                                   ------
Distributions to Shareholders
   Net Investment Income and Short Term Gains                          --
   Net Realized Gains                                                  --
                                                                   ------
   Total Distributions                                                 --
                                                                   ------
Net Asset Value, End of Period                                     $14.83
                                                                   ======
Total Investment Return(2)                                         (12.51)%(3)
Supplemental Data and Ratios:

   Net Assets, End of Period (000s omitted)                        $  675
   Ratios to Average Net Assets:
     Expenses                                                        2.25%(4,5)
     Expenses in Excess of Income                                   (0.08)%(4,6)

------------
(1) Unaudited.
(2) Total return excludes the effect of sales charge.
(3) Total return since inception on February 29, 2000.
(4) Annualized.
(5) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of expenses to average daily net assets would have been 2.79% (annualized) for the six months ended April 30, 2000.
(6) Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of net investment income to average daily net assets would have been (0.62)% (annualized) for the six months ended April 30, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- Significant Accounting Policies

     Flag Investors Series Funds, Inc. (the "Company"), which began operations on November 18, 1986, is a Maryland Corporation. The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Flag Investors International Equity Fund ("Fund") is currently the only fund offered to investors by the Company. The Fund's objective is to seek long-term capital appreciation, primarily through investments in stocks and other equity securities of companies in developed countries outside of the United States. On February 29, 2000 the Flag Investors International Equity Fund became a feeder of the Deutsche International Equity Portfolio. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the International Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Investment Company Act of 1940. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At April 30, 2000, the Fund's investment was less than 1% of the Portfolio.

     The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     Prior to February 29, 2000, The Glenmede Trust Company served as the investment advisor to the Company.

     The Fund consists of three share classes: Class A Shares, which began operations November 18, 1986; Class B Shares, which began operations February 29, 2000; and Class C Shares, which began operations February 29, 2000.

     The Class A, Class B, and Class C Shares are subject to different sales charges. The Class A Shares have front-end sales charge and the Class B and C Shares have a contingent deferred sales charge. In addition, the Class A Shares have a different distribution fee than the Class B and Class C Shares.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with accounting principals generally accepted in the United States. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

NOTE 2 -- Administrative Fees, Transactions with Affiliates and other Fees

     Investment Company Capital Corp. (ICCC) is the Fund's Administrator. As compensation for its administrative services, the Fund pays ICCC an annual fee based on the average net assets of the Fund that is calculated daily and paid monthly at the annual rate of 0.20%.

     Bankers Trust Company, the Advisor to the Portfolio, and ICCC have contractually agreed to limit their fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.50% for Class A Shares and 2.25% for each of the Class B and C Shares. This agreement will continue until at least February 28, 2001, and may be extended. For the six months ended April 30, 2000, ICCC waived fees of $32,687 and reimbursed expenses of $43,636.

     Certain officers and directors of the Fund are also officers or directors of the Fund's administrator and of the Portfolio.

     ICCC also provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. For the six months ended April 30, 2000, ICCC's fee was $16,006, of which $4,418 was payable at April 30, 2000.

     ICCC also provides transfer agent services to the Fund for which the Fund pays ICCC a per-account fee that is calculated and paid monthly. For the six months ended April 30, 2000, ICCC's fee was $861, of which $1,765 was payable at April 30, 2000.

     Bankers Trust Company, an affiliate of the administrator, is the Fund's custodian. For the six months ended April 30, 2000, Bankers Trust's fee was $4,511 of which $943 was payable at April 30, 2000.

     ICC Distributors, Inc., ("ICC Distributors"), provides distribution services to the Fund for which ICC Distributors is paid an annual fee that is calculated daily and paid monthly, as a percentage of the Fund's average daily net assets, at an annual rate equal to 0.25% for Class A Shares, and 0.75% for Class B and Class C Shares. For the six months ended April 30, 2000, ICC Distributors' fees for Classes A, B, and C were $16,949, $490, and $833, respectively, of which $3,369, $266, and $443, respectively, was payable at April 30, 2000.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 28 million shares of $.001 par value capital stock (10 million Flag Investors Class A, 2 million Flag Investors Class B, 15 million Flag Investors Class C and 1 million undesignated).

                                                      Class A Shares
                                       -----------------------------------------
                                                For the           For the
                                            Six Months Ended    Year Ended
                                            April 30, 2000(2)  Oct. 31, 1999
                                            -----------------  --------------
   Shares sold ...............................      353,225          482,274
   Shares issued to shareholders on
      reinvestment of dividends ..............      118,387            2,257
   Shares redeemed ...........................     (207,926)        (542,832)
                                                -----------     ------------
   Net increase/(decrease) in shares
      outstanding                                   263,686          (58,351)
                                                ===========     ============
   Proceeds from sale of shares ..............  $ 6,750,758     $  9,655,136
   Value of reinvested dividends .............    2,098,197           40,630
   Cost of shares redeemed ...................   (4,253,589)     (10,706,756)
                                                -----------     ------------
   Net increase/(decrease) from capital share
      transactions ...........................  $ 4,595,366     $ (1,010,990)
                                                ===========     ============

                                                                Class B Shares
                                                            --------------------
                                                               For the Period
                                                            February 29, 2000(1)
                                                            to April 30, 2000(2)
                                                            --------------------
   Shares sold ..................................................     45,880
   Shares issued to shareholders on reinvestment of dividends ...         --
   Shares redeemed ..............................................    (16,230)
                                                                   ---------
   Net increase in shares outstanding ...........................     29,650
                                                                   =========
   Proceeds from sale of shares .................................  $ 752,858
   Value of reinvested dividends ................................         --
   Cost of shares redeemed ......................................   (261,148)
                                                                   ---------
   Net increase from capital share transactions .................  $ 491,710
                                                                   =========
------------
(1) Commencement of Operations.
(2) Unaudited.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

NOTE 3 -- concluded

                                                               Class C Shares
                                                            --------------------
                                                               For the Period
                                                            February 29, 2000(1)
                                                            to April 30, 2000(2)
                                                            --------------------
   Shares sold ...................................................    45,529
   Shares issued to shareholders on reinvestment of dividends ....        --
   Shares redeemed ...............................................        --
                                                                    --------
   Net increase in shares outstanding ............................    45,529
                                                                    ========
   Proceeds from sale of shares ..................................  $743,524
   Value of reinvested dividends .................................        --
   Cost of shares redeemed .......................................        --
                                                                    --------
   Net increase from capital share transactions ..................  $743,524
                                                                    ========

------------
(1) Commencement of Operations.
(2) Unaudited.

NOTE 4 -- Federal Income Tax Information

     The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

NOTE 5 -- Change in Independent Accountants

     On December 15, 1999, the Audit and Compliance Committee and the Board of Directors of the Fund participated in and approved the decision to change the Fund's independent accountants from Deloitte & Touche LLP to PricewaterhouseCoopers LLP for the Fund's fiscal year ended October 31, 2000.

     The reports of Deloitte &Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the Fund's audits for the two most recent fiscal years and through December 13, 1999, there were no disagreements with Deloitte & Touche LLPon any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte &Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                           APRIL 30, 2000
(UNAUDITED)

    Shares                         Description                           Value
--------------------------------------------------------------------------------
 COMMON STOCK -- 95.7%
--------------------------------------------------------------------------------
ARGENTINA -- 0.1%
      333,735   Impsat Fiber Networks, Inc.(1) (Technology --
                   Other Telecommunications) ...................  $   5,277,185
                                                                  -------------
AUSTRALIA -- 1.5%
      562,900   Brambles Industries Ltd.
                   (Diversified Commercial Services) ...........     15,831,665
      660,020   News Corp., Ltd. ADR (Media Conglomerates) .....     29,040,880
    2,486,100   Telstra Corp. (Telecommunications) .............      6,353,909
    1,261,400   Telstra Corp. Ltd. (Telecommuncations) .........      5,402,530
                                                                  -------------
                                                                     56,628,984
                                                                  -------------
BOTSWANA -- 0.1%
    5,341,900   Sechaba Breweries Ltd. (Alcoholic Beverages) ...      4,736,941
                                                                  -------------
BRAZIL -- 1.0%
      425,900   Embratel Participacoes SA ADR
                   (Telecommunications) ........................      9,582,750
      187,490   Telebras ADR(1) (Telecommuncations) ............     22,158,974
      428,404   Tele Norte Leste Participacoes SA ADR
                   (Telecommunications) ........................      7,630,947
                                                                  -------------
                                                                     39,372,671
                                                                  -------------
CANADA -- 2.7%
      471,708   Celestica Inc.(1) (Electronic Production
                   Equipment) ..................................     25,437,344
      416,950   Nortel Networks Corp.
                   (Telecommunications Equipment) ..............     47,107,621
    1,209,960   Rogers Communications, Inc.(1)
                   (Cable Television) ..........................     31,480,899
                                                                  -------------
                                                                    104,025,864
                                                                  -------------
EGYPT -- 0.3%
      319,545   Egyptian Mobile Phone Service(1)
                   (Telecommunications) ........................     12,182,325
                                                                  -------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

    Shares                         Description                           Value
--------------------------------------------------------------------------------
 COMMON STOCK -- continued
--------------------------------------------------------------------------------
FINLAND -- 4.5%
    2,196,300   Jot Automation Group OYJ (Industrial
                   Machinery/Components) .......................  $   15,910,976
    1,508,160   Nokia Oyj ADR (Telecommunications
                   Equipment) ..................................      85,776,600
      322,630   Tietonator OYJ (EDP Services) ..................      15,581,836
      989,520   Sonera Group OYJ(2) (Telecommunication) ........      54,552,916
                                                                   -------------
                                                                     171,822,328
                                                                   -------------
FRANCE -- 13.6%
      266,400   AXA2 (Multi-Line Insurance) ....................      39,593,710
      427,830   Banque Nationale de Paris (Non-U.S. Banks) .....      34,658,600
      166,242   Business Objects SA ADR1 (Computer Software) ...      16,270,936
      372,137   Canal Plus (Cable Television) ..................      71,891,365
       80,434   Christian Dior (Alcoholic Beverages) ...........      19,166,790
      819,670   Sanofi-Synthelabo SA1 (Major Pharmaceuticals) ..      30,661,276
      142,846   Societe Generale(1,2) (Non-U.S. Banks) .........      29,652,398
      325,770   STMicroelectronics NV(2) (Semi-Conductors) .....      61,794,497
      272,800   Suez Lyonnaise des Eaux
                   (Engineering & Construction) ................      42,881,650
       43,632   Television Francaise (Broadcasting) ............      29,939,057
      608,684   Total Fina SA -- Class B1 (Oil
                   Refining/Marketing) .........................      92,573,406
      546,150   Vivendi(2) (Multi-Sector Companies) ............      54,147,555
                                                                   -------------
                                                                     523,231,240
                                                                   -------------
GERMANY -- 9.0%
    1,113,172   Bayer AG(2) (Major Chemicals) ..................      46,204,968
      459,200   Bayerische Vereinsbank(2) (Non-U.S. Banks) .....      28,496,204
      413,874   Epcos AG(1,2) (Electronic Components) ..........      58,645,751
      145,240   Infineon Technologies AG(1) (Semi Conductors) ..      10,025,520
      102,077   Intershop Communications AG(1,2)
                   (Internet Services) .........................      45,439,180
    1,014,220   Lufthansa AG(2) (Airlines) .....................      21,210,596
      111,863   Muenchener Rueckversicherungs-
                   Gesellschaft AG (Multi-Line Insurance) ......      32,721,222
       56,410   SAP AG(2) (Computer Software) ..................      33,258,174
      281,190   Siemens AG (Diversified Electronic Products) ...      41,586,887
    1,319,130   Thyssenkrupp AG(1,2) (Multi-Sector Companies) ..      27,767,552
                                                                   -------------
                                                                     345,356,054
                                                                   -------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)                               APRIL 30, 2000
(UNAUDITED)

    Shares                         Description                           Value
--------------------------------------------------------------------------------
 COMMON STOCK -- continued
--------------------------------------------------------------------------------
GREECE -- 0.3%
      510,761   Hellenic Telecommunication
                   Organization SA (Telecommunications) .........  $  11,490,343
                                                                   -------------
HONG KONG -- 2.0%
    3,908,500   China Telecom Ltd.(1) (Cellular Telephone) ......     28,226,166
    2,500,300   Hutchison Whampoa Ltd.
                   (Multi-Sector Companies) .....................     36,434,031
    2,581,500   Li & Fung Ltd. (Wholesale Distributors) .........      9,976,033
       90,438   Utstarcom, Inc.(1)
                   (Telecommunications Equipment) ...............      4,295,805
                                                                   -------------
                                                                      78,932,035
                                                                   -------------
HUNGARY -- 0.2%
      179,600   Otp Bank Rt (Non-U.S. Banks) ....................      7,975,376
                                                                   -------------
INDIA -- 1.0%
      224,700   Niit Limited (Miscellaneous) ....................     10,499,971
      130,100   Satyam Computer Services(1) (Miscellaneous) .....      9,297,940
       42,300   Satyam Computer Services(1) (Miscellaneous) .....      3,023,081
      571,200   Silverline Industries1 (Miscellaneous) ..........      5,526,059
      443,300   Videsh Sanchar Nigam Ltd. GDR
                   (Telecommunications) .........................      8,378,370
                                                                   -------------
                                                                      36,725,421
                                                                   -------------
IRELAND -- 3.3%
    5,611,486   Bank of Ireland (Non-U.S. Banks) ................     37,941,964
    2,543,170   CRH PLC (Building Materials) ....................     40,787,405
    1,081,700   Elan Corp. PLC ADR1 (Other Pharmaceuticals) .....     46,377,887
                                                                   -------------
                                                                     125,107,256
                                                                   -------------
ISRAEL -- 0.3%
      967,411   Partner Communications Co. Ltd.(1)
                   (Cellular Telecommunications) ................     10,339,205
                                                                   -------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

    Shares                         Description                           Value
--------------------------------------------------------------------------------
 COMMON STOCK -- continued
--------------------------------------------------------------------------------
ITALY -- 4.8%
    6,961,710   ENI SPA (Integrated Oil Companies) ..............  $  34,700,943
    2,551,728   San Paolo-- IMI SPA(1) (Non-U.S. Banks) .........     35,809,076
    8,035,667   Seat-Pagine Gialle Spa(2) (Printing/Forms) ......     35,367,721
    3,032,320   Telecom Italia SPA (Telecommunications) .........     42,498,087
    8,493,810   Unicredito Italiano SPA(2) (Non-U.S. Banks) .....     34,520,368
                                                                   -------------
                                                                     182,896,195
                                                                   -------------
JAPAN -- 12.0%
    1,551,000   Fujitsu Ltd.(2) (Electronic Data Processing) ....     43,915,896
      191,400   Kyocera Corp.(2) (Diversified
                   Electronic Products) .........................     32,002,846
      215,000   Murata Manufacturing Co. Ltd.
                   (Electronic Components) ......................     41,777,868
      703,100   Nichiei Co., Ltd. (Finance Companies) ...........     13,922,569
        3,221   Nippon Telegraph & Telephone Corp.
                   (Telecommunications) .........................     39,937,791
        1,455   NTT Mobile Communications(2)
                   (Cellular Telephone) .........................     48,602,512
      111,744   Rohm Company (Semi Conductors) ..................     37,430,127
       93,130   Shohkoh Fund & Co., Ltd.(2)
                   (Finance Companies) ..........................     16,631,654
       73,800   Softbank Corporation1
                   (Electronics Distributors) ...................     18,164,628
      147,400   Sony Corp.(1,2) (Consumer Electronics/
                   Appliances) ..................................     16,926,134
      117,400   Sony Corp. New(1) (Consumer
                   Electronics/Appliances) ......................     13,578,964
      943,900   Takeda Chemical Industries Ltd.(1)
                   (Major Pharmaceuticals) ......................     62,098,928
    2,002,000   The Furukawa Electric Co. Ltd.
                   (Electrical Products) ........................     27,768,615
    5,072,000   Toshiba Corp. (Diversified Electronic Products) .     49,184,589
                                                                   -------------
                                                                     461,943,121
                                                                   -------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)                               APRIL 30, 2000
(UNAUDITED)

    Shares                         Description                           Value
--------------------------------------------------------------------------------
 Common Stock -- continued
--------------------------------------------------------------------------------
MALAYSIA -- 0.5%
    2,484,800   AMMB Holdings Berhad (Investment Bankers/
                   Brokers/Services) ............................  $   9,416,305
      795,000   Malaysian Pacific Industries
                   (Containers/Packaging) .......................      8,891,656
                                                                   -------------
                                                                      18,307,961
                                                                   -------------
MEXICO -- 1.0%
      314,700   Grupo Televisa SA GDR(1,2) (Broadcasting) .......     19,963,781
      303,400   Telefonos de Mexico SA ADR
                   (Telecommunications) .........................     17,843,713
                                                                   -------------
                                                                      37,807,494
                                                                   -------------
NETHERLANDS -- 8.0%
    1,477,050   ASM Lithography Holding1 (Electronic
                   Production Equipment) ........................     57,876,421
    1,887,370   Buhrmann NV (Wholesale Distributors) ............     48,758,252
      884,494   ING Groep NV (Diversified Financial Services) ...     48,375,882
      480,020   Koninklijke KPN (Telecommunications) ............     48,487,863
      418,240   Kpnqwest NV(1,2) (Telecommunications) ...........     17,417,258
    1,519,920   Philips Electronics NV
                   (Diversified Electronic Products) ............     67,963,354
      355,225   Unitedglobalcom Inc.(1) (Cable Television) ......     18,871,328
                                                                   -------------
                                                                     307,750,358
                                                                   -------------
POLAND -- 0.3%
    1,399,293   Telekomunikacja Polska SA GDR Rule 144A(1,3)
                   (Telecommunications) .........................     10,739,574
                                                                   -------------
SINGAPORE -- 1.1%
      913,000   DBS Group Holdings Ltd.(2) (Non-U.S. Banks) .....     12,565,895
    2,803,200   Natsteel Electronics Ltd.(2)
                   (Diversified Electronic Products) ............     16,089,219
      716,400   Singapore Press Holdings Ltd.(2) (Newspapers) ...     14,013,830
                                                                   -------------
                                                                      42,668,944
                                                                   -------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

    Shares                         Description                           Value
--------------------------------------------------------------------------------
 COMMON STOCK -- continued
--------------------------------------------------------------------------------
SOUTH KOREA -- 1.8%
      331,506   Korea Telecom Corp. ADR(1)
                   (Telecommunications) .........................  $  11,436,957
      376,600   Pohang Iron & Steel Co. Ltd. ADR(2)
                   (Steel/Iron Ore) .............................      7,908,600
      115,200   Samsung Electronics (Diversified
                   Electronic Products) .........................     31,143,143
      609,100   SK Telecom Co., Ltd. ADR(1)
                  (Cellular Telephone) ..........................     19,529,269
                                                                   -------------
                                                                      70,017,969
                                                                   -------------
SPAIN -- 4.2%
    2,958,023   Banco Bilbao Vizcaya Argenta(2)
                   (Non-U.S. Banks) .............................     40,432,521
    3,743,016   Banco Santander Central Hispano
                   (Non-U.S. Banks) .............................     39,122,187
    1,958,108   Telefonica SA1,(2) (Telecommunications) .........     43,680,346
    2,023,200   Union Electrica Fenosa SA (Non-U.S. Utilities) ..     38,845,559
                                                                   -------------
                                                                     162,080,613
                                                                   -------------
SWEDEN -- 2.9%
      799,570   Ericsson LM B Shares(1,2)
                   (Telecommunications Equipment) ...............     71,180,379
    1,648,690   Sandvik AB B Shares(1,2) (Industrial Machinery/
                   Components) ..................................     39,409,258
                                                                   -------------
                                                                     110,589,637
                                                                   -------------
SWITZERLAND -- 2.9%
      319,951   ABB Ltd. (Electrical Products) ..................     35,984,550
       55,330   Adecco SA(1) (Diversified Commercial Services) ..     45,506,009
        9,395   Ares Serono Group (Other Pharmaceuticals) .......     28,914,413
                                                                   -------------
                                                                     110,404,972
                                                                   -------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)                               APRIL 30, 2000
(UNAUDITED)

    Shares                         Description                           Value
--------------------------------------------------------------------------------
 COMMON STOCK -- continued
--------------------------------------------------------------------------------
TAIWAN -- 1.2%
      519,000   Asustek Computer, Inc.
                   (Electronic Data Processing) ................. $    5,746,031
    4,112,000   Macronix International (Semi Conductors) ........     12,422,122
    1,835,400   Systex Corp. (EDP Services) .....................      8,002,265
    6,453,000   United Microelectronics Corp.
                   (Semi Conductors) ............................     21,812,375
                                                                  --------------
                                                                      47,982,793
                                                                  --------------
TURKEY -- 0.4%
    9,127,360   Vestel Elektronik Sanayi1
                   (Consumer Electronics/Appliances) ............      3,435,538
  382,621,000   Yapi Ve Kredi Bankasi (Non-U.S. Banks) ..........     12,212,308
                                                                  --------------
                                                                      15,647,846
                                                                  --------------
UNITED KINGDOM -- 14.7%
    1,567,613   Barclays PLC (Non-U.S. Banks) ...................     40,449,984
      134,590   Bookham Technology ADR(1)
                   (Electronic Components) ......................      6,998,680
    1,025,890   BP Amoco PLC ADR
                   (Integrated Oil Companies) ...................     52,320,390
    2,394,910   Cable & Wireless PLC (Telecommunications) .......     39,911,463
    1,803,495   Celltech Group PLC1 (Biotechnology) .............     29,886,134
      999,760   COLT Telecom Group PLC(1)
                   (Telecommunications) .........................     43,788,240
      804,480   Logica PLC (EDP Services) .......................     24,472,050
      409,868   NTL, Inc(.)1 (Telecommunications) ...............     31,354,902
    6,301,700   Old Mutual PLC (Diversified Financial Services) .     14,298,305
    6,274,725   Reckitt & Colman PLC (Package
                   Goods/Cosmetics) .............................     64,852,445
    3,175,640   Royal Bank of Scotland Group PLC
                   (Non-U.S. Banks) .............................     49,717,262
    7,848,000   Shell Transport & Trading Co. PLC
                   (Integrated Oil Companies) ...................     64,472,890
   22,791,741   Vodafone AirTouch PLC (Cellular Telephone) ......    104,675,356
                                                                  --------------
                                                                     567,198,101
                                                                  --------------
TOTAL COMMON STOCK (Cost $2,944,712,600) ........................  3,679,238,806
                                                                  --------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

    Shares                         Description                           Value
--------------------------------------------------------------------------------
 OPTION -- INDEX -- 0.1%
--------------------------------------------------------------------------------
       10,740   Nikkei 225 Index (Options on Nikkei Exchange
                   with Strike Price of 20,922.68 and Expiration
                   6/30/00) ....................................  $      637,225
        4,912   Nikkei 225 Index (Options on Nikkei Exchange
                   with Strike Price of 20,434.27 and Expiration
                   6/9/00) .....................................         298,972
        3,936   Nikkei 225 Index (Options on Nikkei Exchange
                   with Strike Price of 19,727.47 and Expiration
                   6/9/00) .....................................         243,644
        4,893   Nikkei 225 Index (Options on Nikkei Exchange
                   with Strike Price of 20,239.31 and Expiration
                   6/30/00) ....................................         609,036
  148,400,000   Eur/Jpy Option (Strike Price of 99.00 and
                   Expiration 5/24/00) .........................       1,964,816
                                                                  --------------
TOTAL OPTION -- INDEX (Cost $19,563,044) .......................       3,753,693
                                                                  --------------
--------------------------------------------------------------------------------
 Short-Term Instrument -- 2.4%
--------------------------------------------------------------------------------
MUTUAL FUNDS -- 2.4%
   91,492,387   Institutional Cash Management Fund,
                   (Cost $91,492,387) ..........................      91,492,387
                                                                  --------------
TOTAL INVESTMENTS (Cost $3,036,204,986) .............   98.2%     $3,774,484,886
OTHER ASSETS IN EXCESS OF LIABILITIES ...............    1.8          67,937,534
                                                       -----      --------------
NET ASSETS ..........................................  100.0%     $3,842,422,420
                                                       =====      ==============

------------
(1) Non-income producing security.
(2) Securities on loan.
(3) This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION                                          APRIL 30, 2000
(UNAUDITED)

                                       AS A PERCENT OF
                                      TOTAL INVESTMENTS
                                      IN THE PORTFOLIO
                                      -----------------
Telecommunications....................    12.53%
Non-U.S. Banks........................    10.70
Diversified Electronic Products.......     6.31
Cellular Telecommunications...........     5.93
Telecommunications Equipment..........     5.53
Integrated Oil Companies..............     4.02
Semi Conductors.......................     3.81
Cable Television......................     3.24
Multi-Sector Companies................     3.14
Electronic Components.................     2.85
Major Pharmaceuticals.................     2.46
Oil Refining/Marketing................     2.46
Electronic Production Equipment ......     2.21
Other Pharmaceuticals.................     2.00
Multi-Line Insurance..................     1.92
Package Goods/Cosmetics...............     1.72
Electrical Products...................     1.69
Diversified Financial Services........     1.66
Diversified Commercial Services.......     1.63
Wholesale Distributors................     1.56
Industrial Machinery/Components.......     1.47
Broadcasting..........................     1.32
Electronic Data Processing............     1.32
Computer Software.....................     1.31
EDP Services..........................     1.27
Major Chemicals.......................     1.23
Internet Services.....................     1.21
Engineering &Construction.............     1.14
Building Materials....................     1.08
Non-U.S. Utilities....................     1.03
Other Industries1.....................     7.82
                                         ------
                                          97.57%
Cash & Cash Equivalent................     2.43
                                         ------
                                         100.00%
                                         ======

------------
(1) No one industry represents more than 1% of Portfolio holdings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
                                                                    For the Six
                                                                   Months Ended
                                                                     April 30,
--------------------------------------------------------------------------------
                                                                        2000
Assets
   Investments, at Value:
     Common Stock and Purchased Options (Cost $2,964,275,644) ..  $3,682,992,499
     Short-Term Instrument (Cost $91,492,387) ..................      91,492,387
                                                                  --------------
Total Investments, at Value ....................................   3,774,484,886
   Cash(1) .....................................................      23,253,218
   Receivable for Securities Sold ..............................      52,703,354
   Receivable for Collateral Under Security Loan Agreements ....     496,895,089
   Unrealized Appreciation on Forward Foreign Currency
     Contracts .................................................      39,729,639
   Dividends and Interest Receivable ...........................       8,105,652
   Receivable for Foreign Taxes Withheld .......................       3,410,112
   Receivable for Shares of Beneficial Interest Subscribed .....      27,133,824
   Securities Lending Income Receivable ........................         111,230
   Prepaid Expenses and Other ..................................         107,377
                                                                  --------------
Total Assets ...................................................   4,425,934,381
                                                                  --------------
Liabilities
   Payable for Options Sold (Cost $2,095,119) ..................       2,206,704
   Payable for Securities Purchased ............................      53,295,558
   Payable for Collateral Under Security Loan Agreements .......     496,895,089
   Unrealized Depreciation on Forward Foreign Currency Contracts      28,916,155
   Due to Bankers Trust ........................................       2,179,078
   Accrued Expenses and Other ..................................          19,377
                                                                  --------------
Total Liabilities ..............................................     583,511,961
                                                                  --------------
Net Assets .....................................................  $3,842,422,420
                                                                  ==============
Composition of Net Assets
   Paid-in Capital .............................................  $3,147,449,623
   Net Unrealized Appreciation on Investments, Options, Foreign
     Futures, Foreign Currencies and Forward Foreign Currency
     Contracts .................................................     694,972,797
                                                                  --------------
Net Assets .....................................................  $3,842,422,420
                                                                  ==============

-----------
(1) Includes foreign cash of $19,232,798 with a cost of $20,003,622.

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
(UNAUDITED)
                                                                    For the Six
                                                                   Months Ended
                                                                     April 30,
--------------------------------------------------------------------------------
                                                                       2000
Investment Income
   Dividends (net of foreign withholding tax of $1,476,044) ....   $ 15,244,118
   Interest ....................................................      2,587,829
   Securities Lending Income ...................................        682,592
                                                                   ------------
     Total Investment Income ...................................     18,514,539
                                                                   ------------
Expenses
   Advisory Fees ...............................................     12,365,322
   Administration and Services Fees ............................      2,871,036
   Professional Fees ...........................................         38,252
   Trustees Fees ...............................................          2,622
   Printing and Shareholder Reports ............................          1,000
   Miscellaneous ...............................................         47,725
                                                                   ------------
     Total Expenses ............................................     15,325,957
Less: Fee Waivers ..............................................     (2,006,292)
                                                                   ------------
     Net Expenses ..............................................     13,319,665
                                                                   ------------
Net Investment Income ..........................................      5,194,874
                                                                   ------------
Realized and Unrealized Gain (Loss) on Investments, Options,
   Foreign Futures, Foreign Currencies, and Forward Foreign
   Currency Contracts
   Net Realized Gain (Loss) from:
     Investment Transactions ...................................    277,208,809
     Option Transactions .......................................       (839,447)
     Foreign Futures Transactions ..............................    (28,337,693)
     Foreign Currency Transactions .............................     31,757,616
     Forward Foreign Currency Transactions .....................     (6,924,471)
   Net Change in Unrealized Appreciation/Depreciation on
     Investments, Options, Foreign Futures, Foreign Currencies and
     Forward Foreign Currency Contracts ........................    204,838,595
                                                                   ------------
Net Realized and Unrealized Gain on Investments, Options,
   Foreign Futures, Foreign Currencies, and Forward Foreign
   Currency Contracts ..........................................    477,703,409
                                                                   ------------
Net Increase in Net Assets from Operations .....................   $482,898,283
                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                             For the Six     For the Period       For the
                                            Months Ended   October 1, 1999 to    Year Ended
                                              April 30,         October 31,     September 30,
----------------------------------------------------------------------------------------------
                                                2000(2)            1999(1)          1999
Increase (Decrease) in Net Assets from:
Operations
   Net Investment (Expenses in Excess
     of ) Income ........................  $    5,194,874      $   (323,887)   $    26,238,345
   Net Realized Gain (Loss) from
     Investment, Option, Foreign Futures,
     Foreign Currency, and Forward
     Foreign Currency Transactions ......     272,864,814        (9,960,988)         4,300,697
   Net Change in Unrealized
     Appreciation/Depreciation on
     Investments, Options, Foreign
     Futures, Foreign Currencies and
     Forward Foreign Currency
     Contracts ..........................     204,838,595       146,111,035        345,753,008
                                          ---------------    --------------    ---------------
Net Increase in Net Assets from
   Operations ...........................     482,898,283       135,826,160        376,292,050
                                          ---------------    --------------    ---------------
Capital Transactions
   Proceeds from Capital Invested .......   2,898,384,435       340,860,574      3,135,914,534
   Value of Capital Withdrawn ...........  (2,556,221,132)     (357,182,232)    (2,446,602,079)
                                          ---------------    --------------    ---------------
Net Increase (Decrease) in Net Assets
   from Capital Transactions ............     342,163,303       (16,321,658)       689,312,455
                                          ---------------    --------------    ---------------
Total Increase in Net Assets ............     825,061,586       119,504,502      1,065,604,505
Net Assets
   Beginning of Period ..................   3,017,360,834     2,897,856,332      1,832,251,827
                                          ---------------    --------------    ---------------
   End of Period ........................ $ 3,842,422,420    $3,017,360,834    $ 2,897,856,332
                                          ===============    ==============    ===============

-----------

(1) On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
(2) Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the International Equity Portfolio.

                                                    For the         For the
                                                  Six Months        Period
                                                     Ended       Oct. 1, 1999
                                                   April 30,      to Oct. 31,
--------------------------------------------------------------------------------
                                                   2000(4)         1999(3)
Supplemental Data and Ratios:
   Net Assets, End of Period
        (000s omitted) .......................  $3,842,422       $3,017,361
   Ratios to Average Net Assets:
     Net Investment (Expenses in
          Excess of) Income ..................        0.14%(1)        (0.13)%(1)
     Expenses After Waivers ..................        0.70%(1)         0.70%(1)
     Expenses Before Waivers .................        0.81%(1)         0.83%(1)
   Portfolio Turnover Rate ...................         114%               5%

-----------
(1) Annualized.
(2) On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
(3) On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
(4) Unaudited.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                                For the          For the
                                                                                                 Period            Year
                                                                                            Jan. 1, 1995 to       Ended
                                                 For the Years Ended September 30,            September 30,      Dec. 31,
---------------------------------------------------------------------------------------------------------------------------
                                           1999             1998         1997       1996         1995(2)          1994

Supplemental Data and Ratios:
   Net Assets, End of Period
        (000s omitted)                  $2,897,856       $1,832,252    $572,405    $164,813      $83,313         $56,042
   Ratios to Average Net Assets:
     Net Investment (Expenses in
          Excess of) Income                   1.00%            1.52%       1.35%       1.76%       2.39%(1)         1.69%
     Expenses After Waivers                   0.70%            0.66%       0.65%       0.65%       0.65%(1)         0.65%
     Expenses Before Waivers                  0.80%            0.81%       0.82%       0.85%       0.87%(1)         0.89%
   Portfolio Turnover Rate                     106%              65%         63%         68%         21%              15%

-----------

(1) Annualized.
(2) On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
(3) On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
(4) Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 1 -- Organization and Significant Accounting Policies

      A. ORGANIZATION -- The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized as an unincorporated trust under the laws of New York and began operations on August 4, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

      B. SECURITY VALUATION -- The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

      C. SECURITY TRANSACTIONS AND INTEREST INCOME -- Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

             All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

      D. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

NOTE 1 -- continued

      E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

      F. OPTION CONTRACTS -- Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

      G. FUTURES CONTRACTS -- The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

             Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- concluded

      H. FEDERAL INCOME TAXES -- The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

      I. SECURITY LOANS -- The Portfolio receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

      J. OTHER -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2 -- Fees and Transactions with Affiliates

     The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Portfolio's average daily net assets.

     The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

     Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Portfolio, through February 28, 2001, to the extent necessary, to limit all expenses to 0.70% of the average daily net assets of the Portfolio.

     The Portfolio may invest in the Institutional Cash Management Fund (the "Cash Management Fund"), an open-end management investment company managed by Bankers Trust. The Cash Management Fund is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

NOTE 2 -- concluded

the Cash Management Fund to the Portfolio for the six months ended April 30, 2000, amounted to $2,216,254 and are included in dividend income.

     At April 30, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000 that expires April 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants. For the six months ended April 30, 2000, $19,900,000 was drawn down under the credit facility at an interest rate range of 6.125% to 8.50%. Total interest charges as a result of these borrowings amounted to $11,360, which were paid prior to April 30, 2000. No amounts were outstanding or drawn down under the credit facility as of April 30, 2000.

     The  Portfolio  may  use  cash  collateral  from  its  securities   lending
transactions, described in Note 1.I. to purchase shares of an affiliated fund and may pay fees generated from those transactions to Bankers Trust.

Note 3 -- Purchases and Sales of Investment Securities

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended April 30, 2000, were $2,371,371,652 and $2,053,569,888, respectively.

     For Federal income tax purposes, the tax basis of investments held at April 30, 2000, was $3,055,768,031. The aggregate gross unrealized appreciation for all investments at April 30, 2000, was $901,838,236, and the aggregate gross unrealized depreciation for all investments was $182,676,271.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Note 4 -- Open Forward Foreign Currency Contracts

     On April 28, 2000, the International Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                      NET UNREALIZED
                                                                                                       APPRECIATION
                                                                                        CONTRACT      (DEPRECIATION)
CONTRACTS TO DELIVER                     IN EXCHANGE FOR         SETTLEMENT DATE      VALUE (U.S.$)      (U.S.$)
----------------------------------------------------------------------------------------------------------------------
SALES
----------------------------------------------------------------------------------------------------------------------
Australian Dollar    17,633,294       U.S. Dollar  10,550,000         5/8/00            10,289,204   $   260,796
Australian Dollar    34,668,595       U.S. Dollar  21,100,000         5/8/00            20,242,299       857,701
Swiss Franc         117,691,730       U.S. Dollar  71,000,000        5/25/00            68,461,247     2,538,753
Euro                  8,000,000       U.S. Dollar   7,291,200         5/3/00             7,290,008         1,192
Euro                113,594,802       U.S. Dollar 105,600,000        5/25/00           103,513,377     2,086,623
Euro                113,353,371       U.S. Dollar 105,600,000        5/25/00           103,293,372     2,306,628
Euro                 74,400,000       U.S. Dollar  70,944,832        5/17/00            67,717,392     3,227,440
Euro                 74,200,000       U.S. Dollar  70,991,827        5/17/00            67,535,356     3,456,471
Euro                 74,400,000       U.S. Dollar  71,771,409        5/17/00            67,717,392     4,054,017
Euro                 74,200,000       U.S. Dollar  69,901,439        5/25/00            67,574,682     2,326,757
Euro                 74,200,000       U.S. Dollar  69,894,322        5/25/00            67,574,682     2,319,640
Euro                  7,840,000       U.S. Dollar   7,236,320        5/31/00             7,143,024        93,296
Euro                  2,182,000       U.S. Dollar   1,992,275        5/31/00             1,988,020         4,255
British Pound         6,670,123       U.S. Dollar  10,550,000         5/8/00            10,437,408       112,592
British Pound        44,552,887       U.S. Dollar  70,300,000        5/25/00            69,716,357       583,643
British Pound        13,364,157       U.S. Dollar  21,100,000         5/8/00            20,754,537       345,463
Japanese Yen      6,733,699,375       U.S. Dollar  63,770,320         5/8/00            62,307,775     1,462,545
Japanese Yen      7,481,270,000       U.S. Dollar  71,000,000        5/10/00            69,225,141     1,774,859
Japanese Yen      7,463,165,000       U.S. Dollar  70,868,531        5/10/00            69,057,613     1,810,918
Japanese Yen      7,363,533,800       U.S. Dollar  70,691,824        5/17/00            68,135,713     2,556,111
Japanese Yen        115,455,200       U.S. Dollar   1,111,857        5/17/00             1,068,322        43,535
Japanese Yen         50,964,000       U.S. Dollar     492,325        5/17/00               471,576        20,749
Japanese Yen     14,903,808,000       U.S. Dollar 143,453,616        5/17/00           138,151,724     5,301,892
Norwegian Krone      89,594,820       U.S. Dollar  10,550,000         5/8/00            10,014,213       535,787
Norwegian Krone     176,476,180       U.S. Dollar  21,100,000         5/8/00            19,744,261     1,355,739
New Zealand Dollar   21,229,500       U.S. Dollar  10,549,999         5/8/00            10,321,868       228,132
New Zealand Dollar   43,314,926       U.S. Dollar  21,100,000         5/8/00            21,035,894        64,105
----------------------------------------------------------------------------------------------------------------------
                                                                                       Total Sales    39,729,639
----------------------------------------------------------------------------------------------------------------------
PURCHASES
----------------------------------------------------------------------------------------------------------------------
Canadian Dollar     104,731,390       U.S. Dollar  71,000,000        5/25/00            70,730,999      (269,001)
Canadian Dollar     104,824,400       U.S. Dollar  71,000,000        5/25/00            70,793,814      (206,186)
Swiss Franc          34,526,700       U.S. Dollar  21,125,000         5/8/00            20,068,121    (1,056,879)
Swiss Franc          69,750,525       U.S. Dollar  42,250,000         5/8/00            40,472,627    (1,777,373)
Euro                 10,970,727       U.S. Dollar  10,550,000         5/8/00             9,997,086      (552,914)
Euro                 74,200,000       U.S. Dollar  70,691,824        5/17/00            67,614,824    (3,077,000)
Euro                 21,716,756       U.S. Dollar  21,100,000         5/8/00            19,753,344    (1,346,656)
Euro                148,800,000       U.S. Dollar 143,453,616        5/17/00           135,434,784    (8,018,832)
Euro                  5,059,000       U.S. Dollar   4,610,773         5/3/00             4,610,019          (754)
British Pound         5,160,000       U.S. Dollar   8,154,348         5/2/00             8,074,368       (79,980)
British Pound        44,931,874       U.S. Dollar  71,000,000        5/25/00            69,788,187    (1,211,813)
Japanese Yen      2,239,989,375       U.S. Dollar  21,125,000         5/8/00            20,726,906      (398,094)
Japanese Yen      4,493,710,000       U.S. Dollar  42,250,000         5/8/00            41,589,172      (660,828)
Japanese Yen      7,478,989,000       U.S. Dollar  70,991,827        5/17/00            69,326,928    (1,664,899)
Japanese Yen      7,474,038,000       U.S. Dollar  70,944,832        5/17/00            69,281,034    (1,663,797)
Japanese Yen      7,480,734,000       U.S. Dollar  71,771,409        5/17/00            69,343,103    (2,428,306)
Japanese Yen      7,287,924,000       U.S. Dollar  69,901,439        5/25/00            67,649,903    (2,251,536)
Japanese Yen      7,287,182,000       U.S. Dollar  69,894,322        5/25/00            67,643,015    (2,251,307)
----------------------------------------------------------------------------------------------------------------------
                                                                                   Total Purchases   (28,916,155)
----------------------------------------------------------------------------------------------------------------------
                                                                       Net Unrealized Appreciation  $ 10,813,484
----------------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Note 5 -- Call and Put Options

     Call and Put Options written and related premiums received during the period were as follows:

                                                    CALLS -- ACTUAL                          PUTS -- ACTUAL
---------------------------------------------------------------------------------------------------------------------
                                             CONTRACTS           PREMIUMS            CONTRACTS          PREMIUMS
---------------------------------------------------------------------------------------------------------------------
Options outstanding, October 31, 1999
Options written                               397,284            2,517,509            500,950           3,632,888
Options closed                               (397,284)          (2,517,509)          (246,950)         (1,537,769)
Options expired                                    --                   --                 --                  --
Options exercised                                  --                   --                 --                  --
---------------------------------------------------------------------------------------------------------------------
Options outstanding, April 30, 2000                --                   --            254,000           2,095,119
---------------------------------------------------------------------------------------------------------------------

Note 6 -- Lending of Portfolio Securities

     The Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% and 105% of the current market value of the loaned securities for both domestic and international securities, respectively.

At April 30, 2000

          Market Value           Market Value         % of Portfolio
      of Loaned Securities       of Collateral            on Loan
      --------------------       -------------        --------------
          $473,695,902            $496,895,089            12.87

Note 7 -- Risks of Investing in Foreign Securities

     The Portfolio invests in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

DIRECTORS AND OFFICERS

                                TRUMAN T. SEMANS
                                    CHAIRMAN

     CARL W. VOGT, ESQ.                                REBECCA W. RIMEL
          PRESIDENT                                        DIRECTOR

       RICHARD R. BURT                                ROBERT H. WADSWORTH
          DIRECTOR                                         DIRECTOR

       RICHARD T. HALE                                 CHARLES A. RIZZO
          DIRECTOR                                         TREASURER

     JOSEPH R. HARDIMAN                                  AMY M. OLMERT
          DIRECTOR                                         SECRETARY

        LOUIS E. LEVY                                  DANIEL O. HIRSCH
          DIRECTOR                                    ASSISTANT SECRETARY

     EUGENE J. MCDONALD
          DIRECTOR

INVESTMENT OBJECTIVE

A mutual fund seeking long-term growth of capital primarily through investment in stocks and other equity securities of companies in developed countries located outside of the United States.

       --------------------------------------------------------------
           This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

           For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
       --------------------------------------------------------------

                          [Flag Investors logo omitted]

                                 DOMESTIC EQUITY
                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund
                                   Top 50 U.S.
                               Value Builder Fund

                              INTERNATIONAL EQUITY
                              European Mid-Cap Fund
                            International Equity Fund
                              Japanese Equity Fund
                                   Top 50 Asia
                                  Top 50 Europe
                                  Top 50 World

                                  FIXED INCOME
                          Managed Municipal Fund Shares
                         Short-Intermediate Income Fund
                     Total Return U.S. Treasury Fund Shares

                                  MONEY MARKET
                            Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG
                              WWW.FLAGINVESTORS.COM

                                 Distributed by:
                             ICC DISTRIBUTORS, INC.

                                                                    INTLSA(6/00)